MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND       Two World Trade Center New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1998

DEAR SHAREHOLDER:

During the six-month period ended October 31, 1998, the fixed-income markets benefited from solid economic news in the United States that was fueled by lower interest rates. A contributing factor was fallout from Asian economic concerns, which translated into lower prices for goods and services as well as lower borrowing costs at home. The resulting robust spending on the part of both business and consumers drove performance for most of the period. Meanwhile, unemployment held below 5 percent, dropping to a low of 4.3 percent, while wages began to escalate, but without prices for goods and services rising.

During the summer, interest rates on Treasuries continued to fall. However, the ongoing Asian crisis and its affect on Russia and Latin America combined with a correctional move in the stock market to cause a divergence of corporate yields from Treasury yields. By August the beginnings of a flight to quality were spurring investors out of corporate securities into Treasuries. This movement prompted a rapid evaporation of liquidity and a rise in yields for the corporate sector, even for issuers with little or no foreign exposure. With credit becoming harder to obtain and concerns over the Asian situation finally putting stress on the domestic economy, the Federal Reserve Board cut the federal-funds rate by 25 basis points (0.25 percent) once in September and then again in October to 5.00 percent. After the second rate cut, credit availability improved and interest rates on Treasuries rose as monetary policy shifted from an emphasis on fighting inflation to one of averting recession.

From April 30, to October 31, 1998, yields on two- and five-year Treasuries declined by 146 basis points (1.46 percent) and 140 basis points (1.40 percent) to 4.11 percent and 4.23 percent, respectively.

PERFORMANCE

For the six-month period ended October 31, 1998, Morgan Stanley Dean Witter Short-Term Bond Fund produced a total return of 4.12 percent. The Fund outperformed its peer group, which returned 3.07 percent, as

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS October 31, 1998, continued

measured by the Lipper Short Investment-Grade Debt Funds Index. Over the same period, the Lehman Brothers Mutual Fund Short (one- to five-year) Investment Grade Debt Index returned 4.39 percent. The Fund's performance was primarily due to the decline in interest rates over the period. Also contributing to the Fund's performance was its ability to invest in higher-yielding fixed-income market sectors and longer-dated securities. We note that during the six-month period under review, the Fund's investment manager assumed all expenses except for brokerage fees.

During the six-month period under review, the Fund paid dividends from net investment income of $0.29 per share. However, given the lower-interest-rate environment, new investments are being purchased at lower yields than one year ago. It also remains unlikely that the Fund will be able to invest any proceeds from new subscriptions and maturing debt at the previously higher yields. Although the Fund will continue to seek a competitive yield, it is becoming less probable that the dividends of the past six months can be repeated in the current low-rate environment.

PORTFOLIO STRATEGY

On October 31, 1998, approximately 45.1 percent of the Fund's assets were invested in corporate securities, 36.8 percent in U.S. Treasuries and agencies and 7.7 percent in mortgage-backed securities. The remaining 10.4 percent were being held in temporary cash reserves. During the first half of its fiscal year the Fund's net assets more than doubled, to approximately $214 million. This increase was primarily attributable to the steady inflow of new subscriptions. Proceeds from new subscriptions were invested in U.S. government and corporate securities in line with existing asset allocations. These purchases emphasized two- and three-year maturities.

Given the heavy inflow of cash and the falling interest rate environment, the Fund's cash holdings were targeted to below 10 percent during the first half of the fiscal year. However, cash reserves were allowed to increase modestly for brief intervals when money market rates significantly exceeded those available on longer-dated issues and during periods of corporate illiquidity. At the end of the period under review, approximately 10.4 percent of the Fund's assets were invested in cash equivalents.

The Fund began the period with an average maturity of 2.1 years. As interest rates declined throughout the period, making longer-dated securities relatively less attractive, the Fund's average maturity was reduced. On October 31, 1998, the Fund's average maturity was 1.81 years.

CORPORATE BONDS

Within the corporate bond sector, the average maturity was held steady throughout the six-month period ended October 31, 1998 at 2.04 years. An ample new supply of two- and three-year corporate

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS October 31, 1998, continued

bonds enabled the Fund to invest new cash in a number of attractive issues. Opportunities were further enhanced by the wider yield spreads created by the increased issuance of bonds. These new issues enabled the Fund to invest at yields in excess of 6 percent through early September, despite having U.S. Treasury yields fall below 5 percent. By mid-October, with the flight to quality at its peak, investment-grade corporate bonds were yielding 1.0 to 1.5 percent above comparable U.S. Treasuries.

While purchases throughout the period were made among all the corporate sectors, the Fund's allocations to industrials and banks were increased. New acquisitions included debt of BankAmerica, CIT, Consolidated Edison, Cox Communication, Dayton Hudson, Federated Department Stores, James River, Kroger, Merrill Lynch, Raytheon, Texas Utilities, Tyco International, USA Waste, Wells Fargo and WorldCom. On October 31, 1998, the Fund held 56 investment-grade corporate issues, with an average credit rating of Baa1.

U.S. GOVERNMENT SECURITIES

As of October 31, 1998, this component of the Fund was diversified with 56 percent in U.S. agency securities, 20 percent in strips, 17 percent in mortgage-backed securities and 7 percent in U.S. Treasuries. During the six-month period under review, the Fund added five- and seven-year balloon mortgages (with coupons of 6 percent), along with agency securities ranging from two to three years in maturity. Also added were U.S. Treasury notes and agency strips ranging in maturity from two to four years.

GLOBAL SECURITIES

During the six-month period ended October 31, 1998, the Fund's investments were restricted to U.S.-dollar-denominated securities. The Fund currently anticipates continuing this investment strategy because it holds a constructive outlook for the U.S. dollar against most world currencies.

LOOKING AHEAD

As the Fund enters the fourth quarter of 1998, the economy still appears solid, although signs of moderating growth are appearing. Inflation remains contained. The greatest risk to the U.S. economy is from the negative impact of international financial turmoil. As U.S. exports recede and the ability to raise prices declines, profit margins may be squeezed sufficiently to reduce capital spending. Should business expansion slow, layoffs may be precipitated and consumer confidence could suffer. However,

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS October 31, 1998, continued

given the Federal Reserve's penchant for avoiding recession, it is likely that monetary policy will remain favorable to the fixed-income markets for the near term and the economy should continue to grow. Against this scenario, we anticipate that the Fund will continue to operate within its current maturity structure and asset allocation strategy.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (45.5%)
            Accident & Health Insurance (0.9%)
 $ 2,000    Conseco Inc. ........................   6.40 %    06/15/01   $ 1,984,220
                                                                         -----------

            Aerospace & Defense (1.0%)
   2,000    Raytheon Co. ........................   6.30      08/15/00     2,040,800
                                                                         -----------

            Airlines (0.1%)
     300    AMR Corp. ...........................   8.10      11/01/98       299,958
                                                                         -----------

            Automobile - Rentals (0.5%)
   1,000    Hertz Corp. .........................   7.375     06/15/01     1,040,550
                                                                         -----------

            Automotive - Finance (1.9%)
   2,000    Ford Motor Credit Corp. .............   5.125     10/15/01     1,989,560
   2,100    General Motors Acceptance Corp. .....   6.875     07/15/01     2,168,838
                                                                         -----------
                                                                           4,158,398
                                                                         -----------
            Cable & Telecommunication (1.4%)
   3,000    Telecommunications, Inc. ............   7.375     02/15/00     3,078,810
                                                                         -----------

            Cable Television (1.8%)
   1,000    Century Communications Corp. ........   9.75      02/15/02     1,065,000
   2,000    Cox Communications, Inc. ............   6.375     06/15/00     2,035,020
     800    Rogers Cablesystems, Ltd. ...........   9.625     08/01/02       840,000
                                                                         -----------
                                                                           3,940,020
                                                                         -----------
            Cellular Telephone (1.0%)
   2,000    Airtouch Communications Inc. ........   7.125     07/15/01     2,096,680
                                                                         -----------

            Computers - Services (1.5%)
   1,270    Comdisco, Inc. ......................   6.50      06/15/00     1,284,503
   2,000    Comdisco, Inc. ......................   6.13      08/01/01     2,012,460
                                                                         -----------
                                                                           3,296,963
                                                                         -----------
            Credit Card (0.9%)
   2,000    Capital One Bank.....................   7.20      07/19/99     2,015,080
                                                                         -----------

            Department Stores (3.3%)
   2,000    Dayton Hudson Corp. .................   5.95      06/15/00     2,023,600
   3,000    Dillard's, Inc. .....................   5.79      11/15/01     3,002,790
   2,000    Federated Department Stores, Inc. ...   6.125     09/01/01     2,030,880
                                                                         -----------
                                                                           7,057,270
                                                                         -----------
            Diversified Financial Services (1.7%)
   2,000    Aristar Inc. ........................   6.00      08/01/01     2,026,160
   1,500    Golden West Financial Corp. .........   7.875     01/15/02     1,593,450
                                                                         -----------
                                                                           3,619,610
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Diversified Manufacturing (1.1%)
 $ 2,290    Tyco International Group SA
             (Luxembourg)........................   6.125%    06/15/01   $ 2,333,716
                                                                         -----------

            Finance Companies (2.3%)
   1,000    AT&T Capital Corp. ..................   6.65      04/30/99     1,005,210
   2,000    AT&T Capital Corp. ..................   6.25      05/15/01     2,024,060
   2,000    CIT Group Holdings Inc. .............   5.50      10/15/01     1,998,960
                                                                         -----------
                                                                           5,028,230
                                                                         -----------
            Foods Chains (1.9%)
   2,000    Kroger Co. ..........................   6.00      07/01/00     2,030,000
   2,000    Supervalu, Inc. .....................   7.25      07/15/99     2,027,760
                                                                         -----------
                                                                           4,057,760
                                                                         -----------
            Foreign Government & Agencies (0.8%)
   2,000    Korea Development Bank...............   6.50      11/15/02     1,651,500
                                                                         -----------

            Gas Transmission (1.0%)
   2,000    The Williams Companies, Inc. ........   7.50      09/15/99     2,035,260
                                                                         -----------

            Investment Bankers/Brokers/Services (2.8%)
   1,000    Lehman Brothers Holdings, Inc. ......   7.625     07/15/99     1,005,510
   2,000    Lehman Brothers Holdings, Inc. ......   6.00      02/26/01     1,968,820
   1,000    Merrill Lynch & Co., Inc. ...........   6.00      01/15/01     1,007,800
   2,000    Salomon, Inc. .......................   6.50      03/01/00     2,019,560
                                                                         -----------
                                                                           6,001,690
                                                                         -----------
            Major Banks (2.4%)
   2,000    BankAmerica Corp. ...................   6.65      05/01/01     2,048,920
   1,000    Republic New York Corp. .............   8.25      11/01/01     1,073,590
   2,000    Wells Fargo & Co. ...................   6.875     05/10/01     2,066,880
                                                                         -----------
                                                                           5,189,390
                                                                         -----------
            Major U.S. Telecommunications (1.0%)
   2,000    MCI WorldCom, Inc. ..................   6.125     08/15/01     2,037,500
                                                                         -----------

            Media Conglomerates (1.0%)
   2,000    News American Holdings, Inc. ........   7.45      06/01/00     2,047,620
                                                                         -----------

            Natural Gas - Distribution (1.8%)
   2,000    Columbia Energy Group (Series A)        6.39      11/28/00     2,040,840
   1,836    Enserch Corp. .......................   7.00      08/15/99     1,867,653
                                                                         -----------
                                                                           3,908,493
                                                                         -----------
            Oil Integrated - Domestic (0.5%)
   1,000    Occidental Petroleum Corp. ..........   8.50      11/09/01     1,076,050
                                                                         -----------

            Paper (1.0%)
   2,000    James River Corp. ...................   6.75      10/01/99     2,031,820
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Photographic Products (0.5%)
 $ 1,000    Polaroid Corp. ......................   8.00 %    03/15/99   $ 1,008,400
                                                                         -----------

            Property - Casualty Insurers (0.5%)
   1,000    NAC Re Corp. ........................   8.00      06/15/99     1,015,650
                                                                         -----------

            Railroads (1.5%)
   2,000    Norfolk Southern Corp. ..............   6.875     05/01/01     2,071,080
   1,000    Union Pac Corp. .....................   7.375     05/15/01     1,034,610
                                                                         -----------
                                                                           3,105,690
                                                                         -----------
            Rental/Leasing Companies (1.0%)
   2,000    GATX Capital Corp. ..................   6.50      11/01/00     2,034,760
                                                                         -----------

            Savings & Loan Associations (0.9%)
   2,000    Long Island Savings Bank.............   6.20      04/02/01     2,024,260
                                                                         -----------

            Utilities - Electric (6.4%)
   1,500    Commonwealth Edison Co. .............   6.50      04/15/00     1,531,905
     493    Commonwealth Edison Co. .............   7.625     02/15/03       500,780
   1,000    Consolidated Edison Co. of New York,
             Inc. ...............................   7.375     09/15/00     1,044,850
     370    Consumers Energy Co. ................   8.875     11/15/99       384,874
   2,000    CSW Investments - 144A* (United
             Kingdom)............................   6.95      08/01/01     2,073,900
   1,000    Detroit Edison Co. ..................   5.93      02/01/01     1,019,720
   1,000    Illinois Power Co. ..................   5.625     04/15/00     1,014,080
   1,000    Niagara Mohawk Power Corp. ..........   7.125     07/01/01     1,019,090
   1,000    Ohio Edison Co. .....................   6.875     09/15/99     1,016,240
     500    Pacific Gas & Electric Co. ..........   5.75      12/01/98       500,415
   1,490    System Energy Resources Inc. ........   7.625     04/01/99     1,505,198
   2,000    Texas Utilities Electric Co. ........   8.125     02/01/02     2,150,040
                                                                         -----------
                                                                          13,761,092
                                                                         -----------
            Waste Disposal (1.1%)
   2,370    USA Waste Services, Inc. ............   6.125     07/15/01     2,400,692
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $96,912,185).............................    97,377,932
                                                                         -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (44.5%)
            Diversified Financial Services (1.0%)
   2,000    California Infrastructure & Economic
             Development Bank Special Purpose
             Trust SCE - 1 Class A - 3...........   6.17      03/25/03     2,047,900
                                                                         -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Mortgage Pass-Through Securities
             (7.7%)
 $ 7,681    Federal Home Loan Mortgage Corp. PC               02/01/99-
             Gold................................   6.00 %    09/01/03   $ 7,751,673
   4,016    Federal Home Loan Mortgage Corp. PC               05/01/99-
             Gold................................   6.50      09/01/02     4,067,958
   4,774    Federal National Mortgage Assoc. ....             10/01/00-
                                                    6.00      12/01/02     4,805,176
                                                                         -----------
                                                                          16,624,807
                                                                         -----------
            U.S. Government Agencies (30.8%)
   4,000    Federal Farm Credit Banks............   6.11-     11/06/00-
                                                    6.16      12/18/00     4,002,030
  24,000    Federal Home Loan Banks..............   4.66-     12/22/99-
                                                    6.165     10/22/01    24,197,614
   5,000    Federal Home Loan Mortgage Corp. ....   5.04-     03/02/01-
                                                    5.97      10/29/01     5,005,580
  17,000    Federal National Mortgage Assoc. ....   4.90-     07/23/99-
                                                    6.22      08/27/01    17,172,165
  12,000    Federal National Mortgage Assoc.                  08/15/01-
             Strips..............................   0.00      02/01/02    10,510,000
   4,000    Resolution Funding Corp. Strips......   0.00      10/15/01     3,505,880
   2,000    Tennessee Valley Authority Strips....   0.00      05/01/02     1,697,000
                                                                         -----------
                                                                          66,090,269
                                                                         -----------
            U.S. Government Obligations (5.0%)
   4,000    U.S. Treasury Bond Strips............   0.00      08/15/01     3,551,000
   1,000    U.S. Treasury Note...................   5.875     08/31/99     1,011,250
   1,000    U.S. Treasury Note...................   5.75      09/30/99     1,011,510
   5,000    U.S. Treasury Note...................   5.125     08/31/00     5,072,700
                                                                         -----------
                                                                          10,646,460
                                                                         -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $94,516,954).............................    95,409,436
                                                                         -----------

            SHORT-TERM INVESTMENTS (10.7%)
            U.S. GOVERNMENT AGENCIES (a) (10.5%)
  15,000    Federal Home Loan Mortgage Corp. ....   5.10      11/06/98    14,989,375
   7,500    Federal Home Loan Mortgage Corp. ....   5.42      11/02/98     7,498,871
                                                                         -----------

            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $22,488,246)..............................    22,488,246
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.2%)
 $   498    The Bank of New York (dated 10/30/98;
             proceeds $498,736 (b) (Identified
             Cost $498,523)......................   5.125%    11/02/98   $    498,523
                                                                         ------------

            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $22,986,769).............................     22,986,769
                                                                         ------------

            TOTAL INVESTMENTS
            (Identified Cost $214,415,908) (c)................  100.7%    215,774,137

            LIABILITIES IN EXCESS OF OTHER ASSETS............    (0.7)     (1,393,563)
                                                                ------   ------------

            NET ASSETS........................................  100.0%   $214,380,574
                                                                ======   ============

---------------------
 *   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $434,562 U.S. Treasury Note 7.25% due 05/15/04 valued at $508,494.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,830,896 and the aggregate gross unrealized depreciation is $472,667, resulting in net unrealized appreciation of $1,358,229.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $214,415,908)............................. $215,774,137
Receivable for:
    Shares of beneficial interest sold......................   10,941,235
    Interest................................................    2,453,878
Deferred organizational expenses............................        6,733
Receivable from affiliate...................................      158,669
Prepaid expenses and other assets...........................        2,148
                                                              -----------

    TOTAL ASSETS............................................  229,336,800
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................   14,078,767
    Shares of beneficial interest repurchased...............      742,083
    Dividends to shareholders...............................       66,040
Accrued expenses and other payables.........................       69,336
                                                              -----------

    TOTAL LIABILITIES.......................................   14,956,226
                                                              -----------

    NET ASSETS.............................................. $214,380,574
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital............................................. $214,924,494
Net unrealized appreciation.................................    1,358,229
Accumulated undistributed net investment income.............       32,770
Accumulated net realized loss...............................   (1,934,919)
                                                              -----------

    NET ASSETS.............................................. $214,380,574
                                                              ===========

NET ASSET VALUE PER SHARE,
 22,385,560 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $9.58
                                                                    =====

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended October 31, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $4,305,086
                                                              ----------

EXPENSES
Investment management fee...................................     502,342
Registration fees...........................................      39,562
Professional fees...........................................      26,167
Transfer agent fees and expenses............................      26,085
Organizational expenses.....................................      17,441
Shareholder reports and notices.............................      15,288
Custodian fees..............................................       7,672
Trustees' fees and expenses.................................       6,302
Other.......................................................       6,855
                                                              ----------

    TOTAL EXPENSES..........................................     647,714

Less: amounts waived/reimbursed.............................    (647,714)
                                                              ----------

    NET EXPENSES............................................      --
                                                              ----------

    NET INVESTMENT INCOME...................................   4,305,086
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...........................................    (353,544)
Net change in unrealized depreciation.......................   1,626,668
                                                              ----------

    NET GAIN................................................   1,273,124
                                                              ----------

NET INCREASE................................................  $5,578,210
                                                              ==========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE SIX      FOR THE YEAR
                                                          MONTHS ENDED        ENDED
                                                        OCTOBER 31, 1998  APRIL 30, 1998
-----------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................    $  4,305,086     $  4,134,905
Net realized loss.....................................        (353,544)        (421,092)
Net change in unrealized depreciation.................       1,626,668          353,108
                                                          ------------     ------------

    NET INCREASE......................................       5,578,210        4,066,921

Dividends from net investment income..................      (4,272,394)      (4,191,003)

Net increase from transactions in shares of beneficial
 interest.............................................     105,375,524       65,571,237
                                                          ------------     ------------

    NET INCREASE......................................     106,681,340       65,447,155

NET ASSETS:
Beginning of period...................................     107,699,234       42,252,079
                                                          ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $32,770 and $78, respectively)....................    $214,380,574     $107,699,234
                                                          ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS October 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund"), formerly Dean Witter Short-Term Bond Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS October 31, 1998 (unaudited) continued

the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS October 31, 1998 (unaudited) continued

For the period January 1, 1997 through December 31, 1998, the Investment Manager is waiving its compensation and reimbursing all operating expenses without limitation. At October 31, 1998, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended October 31, 1998 were $117,636,014 and $21,642,293, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $57,797,868 and $10,272,068, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $700.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                      FOR THE SIX                     FOR THE YEAR
                                                                     MONTHS ENDED                         ENDED
                                                                   OCTOBER 31, 1998                  APRIL 30, 1998
                                                              ---------------------------       -------------------------
                                                                      (unaudited)
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------   -------------       ----------   ------------
Sold........................................................  34,922,632    $ 332,892,288      15,691,994   $149,203,263
Reinvestment of dividends...................................     335,573        3,200,644         323,662      3,075,757
                                                              ----------    -------------      ----------   ------------
                                                              35,258,205      336,092,932      16,015,656    152,279,020
Repurchased................................................. (24,219,119)    (230,717,408)     (9,118,681)   (86,707,783)
                                                              ----------    -------------      ----------   ------------
Net increase................................................  11,039,086    $ 105,375,524       6,896,975   $ 65,571,237
                                                              ==========    =============      ==========   ============

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS October 31, 1998 (unaudited) continued

5. FEDERAL INCOME TAX STATUS

At April 30, 1998, the Fund had a net capital loss carryover of approximately $1,424,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

                 AMOUNT IN THOUSANDS
------------------------------------------------------
        2003              2004       2005       2006
        ----            --------   --------   --------
        $378              $501       $186       $359
        ====              ====       ====       ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $158,000 during fiscal 1998.

As of April 30, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                            FOR THE SIX                FOR THE YEAR ENDED APRIL 30              JANUARY 10, 1994*
                                            MONTHS ENDED        -----------------------------------------            THROUGH
                                          OCTOBER 31, 1998        1998       1997       1996       1995          APRIL 30, 1994
---------------------------------------------------------------------------------------------------------------------------------
                                            (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period....        $ 9.49            $ 9.50    $ 9.54     $ 9.46     $ 9.62              $10.00
                                                ------            ------    ------     ------     ------              ------
Income from investment operations:
 Net investment income..................          0.29              0.65      0.61       0.63       0.77                0.21
 Net realized and unrealized gain
   (loss)...............................          0.09                --     (0.06)      0.05      (0.33)              (0.40)
                                                ------            ------    ------     ------     ------              ------
Total income (loss) from investment
 operations.............................          0.38              0.65      0.55       0.68       0.44               (0.19)
                                                ------            ------    ------     ------     ------              ------
Less dividends and distributions from:
 Net investment income..................         (0.29)            (0.66)    (0.59)     (0.45)     (0.59)              (0.19)
 Paid-in-capital........................            --                --        --      (0.15)     (0.01)                 --
                                                ------            ------    ------     ------     ------              ------
Total dividends and distributions.......         (0.29)            (0.66)    (0.59)     (0.60)     (0.60)              (0.19)
                                                ------            ------    ------     ------     ------              ------
Net asset value, end of period..........        $ 9.58            $ 9.49    $ 9.50     $ 9.54     $ 9.46              $ 9.62
                                                ======            ======    ======     ======     ======              ======
TOTAL RETURN+...........................          4.12%(1)          7.02%     5.88%      7.33%      4.76%              (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses................................       --                  --         0.64%      0.37%     --                --     (2)
Net investment income...................          6.00%(2)          6.52%     6.25%      6.54%      7.64%               6.36%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $214,381          $107,699   $42,252    $33,178    $29,818             $43,403
Portfolio turnover rate.................            31%(1)            55%       67%        64%        74%                  9%(1)

---------------------
 *  Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.90% and 5.10%, respectively, for the six months ended October 31, 1998; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; 1.30% and 5.59%, respectively, for the year ended April 30, 1997; 1.29% and 5.61%, respectively, for the year ended April 30, 1996; 1.08% and 6.56%, respectively, for the year ended April 30, 1995; and 1.55% and 4.81%, respectively, for the period ended April 30, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
SHORT-TERM
BOND FUND

[GRAPHIC]

SEMIANNUAL REPORT
OCTOBER 31, 1998